SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials	☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

KEYNOTE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Keynote Systems, Inc.

777 Mariners Island Boulevard

San Mateo, California 94404

February 27, 2003

To Our Stockholders:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Keynote Systems, Inc. to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Tuesday, March 25, 2003 at 10:00 a.m., Pacific Time.

The matters expected to be acted upon at the meeting are described in detail in the following notice of the 2003 Annual Meeting of Stockholders and proxy statement.

It is important that you use this opportunity to take part in the affairs of Keynote Systems, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Umang Gupta

Chairman of the Board and Chief Executive Officer

Keynote Systems, Inc.

777 Mariners Island Boulevard

San Mateo, California 94404

NOTICE OF THE 2003 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Keynote Systems, Inc. will be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Tuesday, March 25, 2003 at 10:00 a.m., Pacific Time, for the following purposes:

1.  To elect directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2.  To approve amendments to the 1999 Equity Incentive Plan to eliminate the automatic annual increase in the number of shares reserved for issuance under the plan and to reduce the per employee share grant limitation;

3.  To approve an amendment to the 1999 Employee Stock Purchase Plan to eliminate the automatic annual increase in the number of shares reserved for issuance under the plan;

4.  To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending September 30, 2003; and

5.  To transact such other business as may properly come before the meeting or any adjournment.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on February 27, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

John Flavio

Secretary

San Mateo, California

February 27, 2003

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

The Report of the Audit Committee, the Report of the Compensation Committee and the Stock Price Performance Graph contained in this proxy statement are required by the Securities and Exchange Commission. The information in these sections shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be “soliciting material” or to be filed under those Acts.

i

Keynote Systems, Inc.

777 Mariners Island Boulevard

San Mateo, California 94404

PROXY STATEMENT

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

February 27, 2003

The accompanying proxy is solicited on behalf of the board of directors of Keynote Systems, Inc., a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Tuesday, March 25, 2003, at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on February 27, 2003, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on the February 15, 2003, we had 22,805,071 shares of common stock outstanding and entitled to vote. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals presented in the accompanying notice of the Annual Meeting and this proxy statement. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about February 28, 2003. Our annual report and Form 10-K for the fiscal year ended September 30, 2002 are enclosed with this proxy statement.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

Vote Needed for a Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business.

Vote Required to Approve the Proposals

With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our common stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of directors. Approval and adoption of each of Proposal No. 2 and Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal that are present in person or represented by proxy at the Annual Meeting and are voted for or against the proposal. The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any of the other proposals by the stockholders.

Effect of Abstentions

If stockholders abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

Effect of “Broker Non-Votes”

If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against certain “routine” matters, such as all of the proposals to be voted on at the Annual Meeting. If a broker votes shares that are unvoted by its customers for or against a proposal, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. These shares will also be taken into account in determining the outcome of all of the proposals.

Although all of the proposals to be voted on at the Annual Meeting are considered “routine,” where a matter is not “routine,” a broker generally would not be entitled to vote its customers’ unvoted shares. These shares would be considered present but are not considered entitled to vote on the matter. These shares would count toward determining whether or not a quorum is present. However, these shares would not be taken into account in determining the outcome of any of the proposals.

Adjournment of Meeting

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

•	a written instrument delivered to us stating that the proxy is revoked;

•	a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting; or

•	attendance at the Annual Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will elect each director to hold office until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until such director’s earlier resignation or removal. The size of our board of directors is currently set at six members. Accordingly, six nominees will be elected at the Annual Meeting to be our directors. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

Nominees for Board of Directors

The names of the nominees for election to our board of directors at the Annual Meeting, and information about each of them, are included below.

Name	Age	Principal Occupation	Director Since
Umang Gupta	53	Chairman of the Board and Chief Executive Officer, Keynote	1997

David Cowan	36	General Partner, Bessemer Venture Partners	1998

Stratton Sclavos	41	President, Chief Executive Officer and Director, VeriSign, Inc.	1999

Deborah Rieman	53	Retired President and Chief Executive Officer, Check Point Software Technologies Ltd.	2002

Mohan Gyani	50	Senior Advisor, Office of the Chairman and Chief Executive Officer, AT&T Wireless Mobility Services	2002

Geoffrey Penney	57	Executive Vice President and Chief Information Officer, Charles Schwab Corporation	2002

Umang Gupta has served as one of our directors since September 1997 and as our Chief Executive Officer and Chairman of the board since December 1997. Previously, he was a private investor and an advisor to high-technology companies. He was the founder and Chairman of the board and Chief Executive Officer of Centura Software Corporation, formerly known as Gupta Corporation, from 1984 to 1995. Prior to that he held various positions with Oracle Corporation and IBM. Mr. Gupta holds a B.S. degree in chemical engineering from the Indian Institute of Technology, Kanpur, India, and an M.B.A. degree from Kent State University.

David Cowan has served as one of our directors since March 1998. Since August 1996, Mr. Cowan has served as a General Partner of Bessemer Venture Partners, a venture capital investment firm. Mr. Cowan is also a director of VeriSign, Inc. as well as of several private companies. Mr. Cowan holds an A.B. degree in mathematics and computer science and a M.B.A. degree from Harvard University.

Stratton Sclavos has served as one of our directors since April 1999. Since July 1995, Mr. Sclavos has served as the President, Chief Executive Officer and a director of VeriSign, Inc. Mr. Sclavos is also a director of Juniper Networks, Inc., Intuit, Inc. and Marimba, Inc. Mr. Sclavos holds a B.S. degree in electrical and computer engineering from the University of California, Davis.

Deborah Rieman has served as one of our directors since January 2002. Since June 1999, Dr. Rieman has managed a private investment fund. Since August 1999, Dr. Rieman has also served as an Entrepreneur-in-Residence with U.S. Venture Partners, a venture capital firm. From July 1995 to June 1999, Dr. Rieman was the President and Chief Executive Officer of Check Point Software Technologies Inc., an Internet security software company. Dr. Rieman also serves as a director of Altera Corp., Corning Inc., Tumbleweed Communications Inc., and two private companies. Dr. Rieman holds a Ph.D. degree in mathematics from Columbia University and a B.A. degree in mathematics from Sarah Lawrence College.

Mohan Gyani has served as one of our directors since January 2002. Since January 2003, Mr. Gyani has served as Senior Advisor, Office of the Chairman and Chief Executive Officer, of AT&T Wireless Mobility Services, a telecommunications company. He served from March 2000 to January 2003 as President and Chief Executive Officer and from January 2000 to March 2000 as Chief Financial Officer of AT&T Wireless Mobility Services. From October 1999 to December 1999, Mr. Gyani served as President and Chief Financial Officer of PeoplePC, Inc., a computer company. From June 1999 to September 1999, he served as the Head of Strategy and Corporate Development and a member of the board of directors of Vodafone AirTouch Plc, a mobile telecommunications network company. He served as Executive Vice President and Chief Financial Officer of AirTouch, a telecommunications company, from September 1995 to June 1999, prior to its merger with Vodafone. Mr. Gyani holds an M.B.A. degree and a B.A. degree in business administration from San Francisco State University.

Geoffrey Penney has served as one of our directors since July 2002. Since December 1998, Mr. Penney has served as Executive Vice President, and since November 2001, as Chief Information Officer, of the Charles Schwab Corporation, a financial services company. He served from February 1997 to December 1998 as Senior Vice President of Financial Products and International Technology of the Charles Schwab Corporation. From February 1994 to February 1997, Mr. Penney served as Senior Vice President of Fidelity Investments, a financial services company. Mr. Penney holds a Ph.D. degree and B.A. degree in inorganic chemistry from St. John’s College, Cambridge.

The Board Recommends a Vote FOR the Election of

Each of the Nominated Directors.

Board Meetings and Board Committees

Board Meetings

The board met four times, including telephone conference meetings, and acted two times by written consent, during the fiscal year ended September 30, 2002. No director, other than Mr. Sclavos, attended fewer than 75% of the total number of meetings held by the board and by all committees of the board on which such director served, during the period that such director served.

Board Committees

Our board of directors has a compensation committee and an audit committee. Our board does not have a nominating committee or a committee performing similar functions.

Compensation Committee.    The current members of our compensation committee are Mr. Cowan and Dr. Rieman. The compensation committee reviews and makes recommendations to our board concerning salaries and incentive compensation for our officers and employees. The compensation committee also administers our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan. The compensation committee met two times during the fiscal year ended September 30, 2002.

Audit Committee.    The current members of our audit committee are Mr. Gyani, Mr. Penney and Mr. Sclavos. Our audit committee reviews our financial statements, monitors our accounting policies and practices, makes recommendations to our board regarding the selection of independent auditors and reviews the results and scope of audits and other services provided by our independent auditors. The audit committee met four times during the fiscal year ended September 30, 2002.

Director Compensation

Cash Compensation.    Our directors do not receive cash compensation for their services as directors, but are reimbursed for their reasonable expenses in attending board and board committee meetings.

Option Grants.    Each non-employee director who was a member of our board on or before the date of our initial public offering was granted an option to purchase 50,000 shares at an exercise price equal to the fair market value of our common stock on the date of grant. Each new non-employee who becomes a director is automatically granted an option to purchase 50,000 shares of common stock under our 1999 Equity Incentive Plan on the date he or she becomes a director, at an exercise price to be equal to the fair market value of our common stock on the date of grant. The options have ten-year terms and terminate three months following the date the director ceases to be one of our directors or consultants or 12 months if the termination is due to death or disability. All options automatically granted to non-employee directors under the plan vest over three years. One-third of the shares subject to these options vest on the earlier of one-year following the director’s appointment to our board of directors or the first annual meeting of our stockholders following the grant of the option. The remaining shares subject to these options vest ratably monthly over the two years from the date on which shares first vest.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has at any time since our formation been one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve amendments to the 1999 Equity Incentive Plan:

•	to eliminate the automatic annual increase in the number of shares reserved for issuance under the plan, from the current automatic increase, which is equal to 5% of our outstanding shares; and

•	to reduce the number of shares a person is eligible to receive in any calendar year to 2.0 million shares for new employees and 1.0 million for all other persons, from the current limitations of 4.5 million shares for new employees and 4.0 million shares for all other persons.

The board believes that equity is an important component of employee compensation because it has the potential to increase in value over time, which we hope will create better performance incentives for our employees and will maximize the value of our common stock for our stockholders. The board is recommending these amendments to the plan because it believes that the elimination of the automatic annual increase and the reduced limitation on share grants will allow us to continue to attract and retain key personnel and to compensate them appropriately, while enabling us to reduce the potential amount of dilution experienced by our stockholders as a result of share grants.

Section 162(m) of the Internal Revenue Code limits our tax deduction in any taxable year to $1.0 million for compensation paid to our Chief Executive Officer and each of our four other most highly compensated executive officers. Compensation includes salary as well as any gains realized upon exercise of stock options granted under the plan. However, we may take a deduction for all such compensation that qualifies as “performance-based” compensation, even if it exceeds $1.0 million. For options to qualify as “performance-based” under Section 162(m), among other things, our stockholders must approve the material terms of the plan, such as the limitation on the number of shares a person is eligible to receive in any calendar year, as described above. Our board of directors adopted the plan in June 1999 and our stockholders approved the material terms of the plan, as amended, most recently in September 1999. Historically, we have taken a tax deduction for compensation attributable to options pursuant to this exception.

The board is not proposing any other amendments to the plan. If Proposal No. 2 is not approved, the current automatic annual increase of 5% of our outstanding shares will remain in effect and the current per employee share grant limitation of 4.5 million for new employees and 4.0 million shares for all other persons in any calendar year will continue to apply.

Terms of the 1999 Equity Incentive Plan

Term of the Plan.    The plan became effective on September 24, 1999. The plan will terminate 10 years from the date the plan was adopted by our board, unless it is terminated earlier under the terms of the plan.

Administration of the Plan.    The plan is administered by our compensation committee, all of the members of which are “non-employee directors” under applicable federal securities laws and “outside directors” as defined under applicable federal tax laws. Except for the automatic option grants to non-employee directors described above under Proposal No. 1 in the section “Director Compensation,” the compensation committee has the authority to construe and interpret the plan, grant awards and make all other determinations necessary or advisable for the administration of the plan, and its decisions are final and binding. Grants of options to non-officer employees to purchase 40,000 or fewer shares of our common stock can be authorized by our Chief Executive Officer and ratified by our compensation committee.

Shares Reserved Under the Plan.    The board initially reserved 5,000,000 shares of common stock available for issuance under this plan. In addition, upon the date of our initial public offering on September 24, 1999, a total of 38,037 additional shares previously reserved for grant under our 1996 Stock Option Plan and 1999 Stock Option Plan became available for grant under the plan. Shares will again be available for grant and issuance under the plan that:

•	are subject to issuance upon exercise of an option granted under the plan that cease to be subject to the option for any reason other than exercise of the option;

•	have been issued upon the exercise of an option granted under the plan that are subsequently forfeited or repurchased by us at the original exercise price; or

•	are subject to an award granted pursuant to a restricted stock purchase agreement under the plan that are subsequently forfeited or repurchased by us at the original purchase price.

In addition, on January 1 of each year, the total number of shares reserved for issuance under the plan increases automatically by a number of shares equal to 5% of our outstanding shares on December 31 of the preceding year. As of February 15, 2003, there were 5,170,001 shares available for issuance under the plan. If Proposal No. 2 is approved by our stockholders, there will be no additional automatic annual increases in the future.

Eligibility to Participate.    The plan authorizes the award of stock options, restricted stock awards and stock bonuses. These may be granted to our employees, officers, directors, consultants, independent contractors and advisors. As of February 15, 2003, approximately 208 persons were eligible to participate in the plan. If we are dissolved, liquidated or have a “change in control” transaction, outstanding awards may be assumed or substituted by the successor corporation, if any. In the discretion of the compensation committee, the vesting of these awards may accelerate upon one of these transactions.

Stock Options.    The plan provides for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code and nonstatutory stock options. Incentive stock options may be granted only to our employees or employees of a parent or subsidiary of us. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of the fair market value of our common stock on the date of grant. The exercise price of nonstatutory stock options must be at least equal to 85% of the fair market value of our common stock on the date of grant. The maximum term of options granted under the plan is 10 years.

Options may be exercised during the lifetime of the optionee only by the optionee. The compensation committee could provide for differing provisions in individual award agreements, but only with respect to awards that are not incentive stock options. Options granted under the plan generally may be exercised for a period of time after the termination of the optionee’s service to us. Options will generally terminate three months after the termination of employment or 12 months if the termination is due to death or disability.

Restricted Stock and Stock Bonuses.    The plan authorizes the grant of restricted stock and stock bonus awards either in addition to or in lieu of other awards under the plan, under the terms, conditions and restrictions as the compensation committee may provide. They may be issued for past services or may be awarded upon the completion of certain services or performance goals.

Amendments to the Plan.    The board may at any time terminate or amend the plan in any respect. The Board will not, without stockholder approval, amend the plan in any manner that requires the approval of our stockholders.

Federal Income Tax Information.    The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and employees participating in the plan. Federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan. The following discussion does not purport to describe state or local income tax consequences or tax consequences for employees in countries other than the United States.

Options granted under the plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or nonstatutory stock options that are not intended to meet these requirements.

Tax Treatment for Employees—Incentive Stock Options.    An employee will not recognize income for federal income tax purposes upon grant of an incentive stock option and will incur no tax upon exercise of an incentive stock option unless the employee is subject to the alternative minimum tax.

If the employee holds the shares purchased upon exercise of the incentive stock option for more than one year after the date the option was exercised and for more than two years after the option grant date, the employee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of such shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for such shares. If the employee disposes of the shares prior to the expiration of either the one-year or the two-year required holding periods described above (which is referred to as a “disqualifying disposition”), then the gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of such shares on the date of exercise (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain, depending upon the amount of time the shares were held by the employee.

The difference between the exercise price and fair market value of the shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax, or AMT. The AMT (which is imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares occurs in the same taxable year of the employee as exercise of the incentive stock option, there is no AMT adjustment with respect to those shares. Also, upon a sale of the shares that is either (i) not a disqualifying disposition or (ii) a disqualifying disposition in a calendar year other than the year of exercise, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares at exercise over the amount paid for the shares.

Tax Treatment for Employees—Nonstatutory Stock Options.    An employee will not recognize income for federal income tax purposes at the time a nonstatutory stock option is granted. However, upon exercise of a nonstatutory stock option, the employee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the employee’s purchase price. The included amount must be treated as ordinary income by the employee and may be subject to income tax withholding by us (either by payment in cash or withholding out of the employee’s salary). Upon resale of the shares by the employee, any subsequent appreciation or depreciation in the value of the shares will be treated as long-term or short-term capital gain or loss.

Tax Treatment for Keynote.    We will be entitled to a deduction in connection with the disposition of shares acquired under an incentive stock option only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares. We will be entitled to a deduction in connection with the exercise of a nonstatutory stock option by an employee to the extent that the employee recognizes ordinary income.

Maximum Tax Rates.    The maximum rate applicable to ordinary income is 39.1%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

ERISA Information.    The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

History of Grants.    Please see the section “History of Grants Under the Plans” under Proposal No. 3 for a description of the options granted under our 1999 Equity Incentive Plan and our 1999 Employee Stock Purchase Plan over the life of these plans, through February 15, 2003, to our Chief Executive Officer, our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002, our current executive officers as a group, our current non-employee directors as a group and our current employees (excluding executive officers and directors) as a group.

The Board Recommends a Vote FOR the Approval of Amendments to

the 1999 Equity Incentive Plan.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to approve an amendment to the 1999 Employee Stock Purchase Plan to eliminate the automatic annual increase in the number of shares reserved for issuance under the plan, from the current automatic increase, which is equal to 1% of our outstanding shares.

As discussed above under Proposal No. 2, the board believes that equity is an important component of employee compensation. The board is recommending this amendment to the plan because it believes that the elimination of the automatic annual increase will allow us to continue to attract and retain key personnel and to compensate them appropriately, while enabling us to reduce the potential amount of dilution experienced by our stockholders as a result of share grants.

The board is not proposing any other amendments to the plan. If Proposal No. 3 is not approved, the current automatic annual increase of 1% of our outstanding shares will remain in effect.

Terms of the 1999 Employee Stock Purchase Plan

The plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

Term of the Plan.    The plan became effective on September 24, 1999. The plan will terminate 10 years from the date the plan was adopted by our board, unless it is terminated earlier under the terms of the plan.

Administration of the Plan.    The plan is administered by our compensation committee. Our compensation committee has the authority to construe and interpret the plan, and its decisions are final and binding.

Shares Reserved Under the Plan.    The board of directors initially reserved 400,000 shares of common stock under this plan. In addition, on January 1 of each year, the total number of shares reserved for issuance under the plan increases automatically by a number of shares equal to 1% of our outstanding shares on December 31 of the preceding year. As of February 15, 2003, there were 1,028,624 shares available for issuance under the plan. If Proposal No. 3 is approved by our stockholders, there will be no additional automatic annual increases in the future. The aggregate number of shares reserved for issuance under the plan may not exceed 4,000,000.

Eligibility to Participate.    Employees generally are eligible to participate in the plan if they are employed 10 days before the beginning of the applicable offering period and they are customarily employed by us for more than 20 hours per week and more than five months in a calendar year and are not, and would not become as a result of being granted an option under the plan, 5% stockholders of us. Participation in the plan ends automatically upon termination of employment for any reason. As of February 15, 2003, approximately 202 persons were eligible to participate in the plan.

How Purchases are Made.    Under the plan, eligible employees are permitted to acquire shares of our common stock through payroll deductions. Eligible employees may select a rate of payroll deduction between 2% and 10% of their compensation and are subject to maximum purchase limitations. Each offering period under the plan is for two years and consists of four six-month purchase periods. Offering periods and purchase periods begin on February 1 and August 1 of each year.

The plan provides that, in the event of our proposed dissolution or liquidation, each offering period that commenced prior to the closing of the proposed event shall continue for the duration of the offering period, provided that the compensation committee may fix a different date for termination of the plan. The purchase price for our common stock purchased under the plan is 85% of the lesser of the fair market value of our common stock on the first or last day of the applicable offering period. The compensation committee has the power to change the duration of offering periods without stockholder approval, if the change is announced at least 15 days prior to the beginning of the affected offering period.

Amendments to the Plan.    The board may at any time amend, terminate or extend the plan. However, a termination cannot affect options previously granted under the plan and an amendment cannot result in a change to an option previously granted under the plan that adversely affects the right of a participant in the plan. Stockholder approval is required for an amendment to increase the number of shares that may be issued or to change the terms of eligibility under the plan. The board may make amendments to the plan as it determines to be advisable if the financial accounting treatment for the plan is different from the financial accounting treatment in effect on the date the plan was adopted by the board.

Federal Income Tax Information.    The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and employees participating in the plan. Federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan. The following discussion does not purport to describe state or local income tax consequences or tax consequences for employees in countries other than the United States.

Tax Treatment for Employees.    An employee will not recognize income for federal income tax purposes either upon enrollment in the plan or upon the purchase of shares. All tax consequences are deferred until an employee sells the shares, disposes of the shares by gift, ceases to be employed by us more than three months before the exercise of a purchase right or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income assessed on these amounts.

If the shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable offering period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale, or a disposition by way of gift or upon death, to the extent of the lesser of: (a) 15% of the fair market value of our common stock at the beginning of the offering period; or (b) the actual gain, the amount by which the fair market value of the shares on the date of sale, gift or death exceeds the purchase price. All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the employee has a capital loss for the difference between the sale price and the purchase price.

If the shares are sold or are otherwise disposed of including by way of gift, but not death, bequest or inheritance prior to the expiration of either of the one-year or the two-year required holding periods described above (which is referred to as a “disqualifying disposition”), the employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of our common stock at the date of purchase is greater than the purchase price. This excess will constitute ordinary income, not currently subject to withholding, in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of our common stock at the date of purchase is a capital gain or loss.

Tax Treatment for Keynote.    We will be entitled to a deduction in connection with the disposition of shares acquired under the plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares.

Maximum Tax Rates.    The maximum rate applicable to ordinary income is 39.1%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

ERISA Information.    The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

History of Grants Under the Plans

Our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002 have been granted options to purchase shares under the 1999 Equity Incentive Plan and the 1999 Employee Stock Purchase Plan, over the life of these plans through February 15, 2003, as follows:

	Number of Shares
Name and Position	1999 Equity Incentive Plan	1999 Employee Stock Purchase Plan
Umang Gupta Chief Executive Officer	1,600,000	—

John Flavio Senior Vice President of Finance and Chief Financial Officer	175,000	4,490

Lloyd Taylor Vice President of Operations	178,500	3,117

Donald Aoki Vice President of Engineering	200,000	8,316

Richard Rudolph Vice President of Worldwide Sales	150,000	4,883

Our current executive officers as a group, our current non-employee directors as a group and our current employees (excluding executive officers and directors) as a group have been granted options to purchase shares under the 1999 Equity Incentive Plan and the 1999 Employee Stock Purchase Plan, over the life of these plans through February 15, 2003, as follows:

	Number of Shares
	1999 Equity Incentive Plan	1999 Employee Stock Purchase Plan
Current executive officers (6 persons)	2,453,500	19,608
Current non-employee directors (5 persons)	250,000	—
Current employees (excluding executive officers and non-employee directors)	3,485,134	374,880

The Board Recommends a Vote FOR the Approval of an Amendment to

the 1999 Employee Stock Purchase Plan.

EQUITY COMPENSATION PLANS

As of September 30, 2002, we maintained our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan, both of which were approved by our stockholders. Our 1996 Stock Option Plan and our 1999 Stock Option Plan, both of which were terminated in connection with our initial public offering in September 1999, were also approved by our stockholders. The following table gives information about equity awards under those plans as of September 30, 2002:

	(a)	(b)	(c)
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by stockholders	6,380,996	$12.58	4,591,567	(1)
Equity compensation plans not approved by stockholders(2)	—	—	—

Total	6,380,996	$12.58	4,591,567

(1)	Of these, 3,723,214 shares remained available for grant under the 1999 Equity Incentive Plan and 868,353 shares remained available for grant under the 1999 Employee Stock Purchase Plan. All of the shares available for grant under the 1999 Equity Incentive Plan may be issued as restricted stock, although we currently have no intention to do so.

(2)	In connection with our acquisition of Velogic, Inc. in June 2002, we assumed the options to purchase stock initially granted under Velogic’s 1998 Stock Option/Stock Issuance Plan. The options have been converted into options to purchase our common stock on the terms specified in the agreement and plan of reorganization with Velogic but are otherwise administered in accordance with the terms of Velogic’s 1998 Stock Option/Stock Issuance Plan. No additional awards have been or will be made under Velogic’s 1998 Stock Option/Stock Issuance Plan. The options generally vest over four years and expire ten years from the date of grant. As of September 30, 2002, there were outstanding options to purchase a total of 3,945 shares with a weighted average exercise price of $2.053 per share. Information regarding these assumed options is not included in the table above.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The audit committee of our board of directors has selected KPMG LLP as the independent auditors to perform the audit of our financial statements for the fiscal year ending September 30, 2003, and our stockholders are being asked to ratify such selection. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

The Board Recommends a Vote FOR the Ratification of the Selection of KPMG LLP.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the board of directors monitors the adequacy of Keynote’s accounting and financial reporting processes. The committee also evaluates the performance and independence of Keynote’s independent auditors. The audit committee operates under a written charter, which was adopted by each of Keynote’s board of  directors and audit committee on June 9, 2000. A copy of this charter was filed as an Appendix to Keynote’s proxy statement filed with the Securities and Exchange Commission on January 29, 2001. Under the written charter the committee consists of at least three directors and each member of the committee is “independent” as defined by the rules of The NASDAQ Stock Market. The current members of the committee are Mr. Gyani, Mr. Penney and Mr. Sclavos.

Keynote’s financial and senior management supervise the systems of internal controls and the financial reporting process. Keynote’s independent auditors perform an independent audit of Keynote’s consolidated financial statements in accordance with generally accepted auditing standards and issue a report on these consolidated financial statements. The audit committee monitors these processes.

The audit committee has reviewed Keynote’s audited consolidated financial statements for the fiscal year ended September 30, 2002 and has met with both the management of Keynote and its independent accountants to discuss the consolidated financial statements. Keynote’s management represented to the audit committee that Keynote’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The audit committee discussed with Keynote’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has also received from Keynote’s independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Keynote’s independent auditors the independence of that firm. The audit committee has also considered whether the provision of non-audit services by Keynote’s independent auditors is compatible with maintaining the independence of the independent auditors.

Based on the audit committee’s discussions with the management of Keynote and Keynote’s independent auditors and based on the audit committee’s review of Keynote’s audited consolidated financial statements together with the report of Keynote’s independent auditors on the consolidated financial statements and the representations of Keynote’s management with regard to these consolidated financial statements, the audit committee recommended to Keynote’s board of directors that the audited consolidated financial statements be included in Keynote’s annual report on Form 10-K for the fiscal year ended September 30, 2002, filed with the Securities and Exchange Commission.

During the fiscal year ended September 30, 2002, the aggregate fees billed by Keynote’s independent auditors, KPMG LLP, for professional services were as follows:

•	Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of Keynote’s annual consolidated financial statements for the fiscal year ended September 30, 2002 including all statutory audits required for Keynote’s subsidiaries and for the review of the consolidated financial statements included in Keynote’s Forms 10-Q for the fiscal year ended September 30, 2002 were approximately $311,109;

•	Financial Information Systems Design and Implementation Fees. KPMG LLP did not render any professional services for financial information systems design and implementation professional services for the fiscal year ended September 30, 2002; and

•	All Other Fees. The aggregate fees billed by KPMG LLP for services other than those described above for the fiscal year ended September 30, 2002 totaled approximately $108,995. These fees were for services rendered primarily for tax consultation and the preparation of tax returns. The Audit Committee has determined that the provision of these services is compatible with maintaining KPMG LLP’s independence.

Audit Committee

Mohan Gyani

Geoffrey Penney

Stratton Sclavos

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of January 31, 2003 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	our Chief Executive Officer and four other most highly compensated executive officers whose salary and bonus for the fiscal year ending September 30, 2002 was more than $100,000; and

•	directors and executive officers as a group.

The percentage ownership is based on 22,971,677 shares of common stock outstanding as of January 31, 2003. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of January 31, 2003, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address for each of the 5% or greater stockholders listed below is c/o Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent
Umang Gupta(1)	2,863,409	12.1%
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	2,724,067	11.9
Cannell Capital LLC(3) 150 California Street, 5th Floor San Francisco, CA 94111	1,608,500	7.0
Donald Aoki(4)	206,229	*
David Cowan(5)	198,251	*
John Flavio(6)	187,328	*
Lloyd Taylor(7)	183,803	*
Rich Rudolph(8)	51,758	*
Stratton Sclavos(9)	50,000	*
Mohan Gyani(10)	31,944	*
Deborah Rieman(10)	31,944	*
Geoffrey Penney(11)	16,666	*
All 11 directors and executive officers as a group(12)	3,852,285	15.9%

*	Indicates beneficial ownership of less than 1%.

(1)	Includes 70,000 shares held by the Gupta Family 1999 Irrevocable Trust. Mr. Gupta disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. Includes 712,499 shares subject to options exercisable within 60 days of January 31, 2003.

(2)	Based solely on information provided by FMR Corp. as of December 31, 2002 in an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003. According to this Schedule 13G, FMR Corp. may be deemed to share voting and/or investment power with respect to these shares with certain affiliated companies and persons listed in the Schedule 13G.

(3)	Based solely on information provided by Cannell Capital LLC as of December 31, 2002 in an amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. According to this Schedule 13G, Cannell Capital LLC may be deemed to share voting and/or investment power with respect to these shares with certain affiliated companies and persons listed in the Schedule 13G.

(4)	Includes 2,042 shares held by Mr. Aoki as trustee for his minor children and 950 shares held by the Frank and Jeanne Aoki Revocable Trust, over which Mr. Aoki exercises investment power. Mr. Aoki disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. Includes 91,249 shares subject to options exercisable within 60 days of January 31, 2003.

(5)	Includes 50,000 shares subject to options exercisable within 60 days of January 31, 2003.

(6)	Includes 168,331 shares subject to options exercisable within 60 days of January 31, 2003.

(7)	Includes 123,949 shares held by the Taylor Family Trust. Includes 59,854 shares subject to options exercisable within 60 days of January 31, 2003.

(8)	Includes 46,875 shares subject to options exercisable within 60 days of January 31, 2003.

(9)	Represents 50,000 shares subject to options exercisable within 60 days of January 31, 2003.

(10)	Includes 39,419 shares subject to options exercisable within 60 days of January 31, 2003.

(11)	Represents 16,666 shares subject to options exercisable within 60 days of January 31, 2003.

(12)	Includes 1,296,862 shares subject to options exercisable within 60 days of January 31, 2003.

EXECUTIVE COMPENSATION

The following table presents compensation information for the fiscal years ending September 30, 2000, 2001 and 2002 paid or accrued to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation					Long Term Compensation
Awards
		Salary	Bonus	Other Annual Compensation			Securities Underlying Options
Umang Gupta Chief Executive Officer	2002 2001 2000	$244,072 200,645 200,860	$100,000 — 150,000	$	— — —		1,300,000 — 300,000

John Flavio Senior Vice President of Finance and Chief Financial Officer	2002 2001 2000	198,426 185,148 173,713	19,262 13,933 36,500		— — —		70,000 75,000 30,000

Lloyd Taylor Vice President of Operations	2002 2001 2000	186,251 179,588 164,984	25,608 — 14,630		— — —		60,000 76,000 30,000

Donald Aoki Vice President of Engineering	2002 2001 2000	185,794 179,154 168,842	22,302 14,875 8,500		— — —		50,000 120,000 30,000

Richard Rudolph Vice President of Worldwide Sales	2002 2001 2000	153,125 — —	— — —		25,216 — —	(1)	150,000 — —

(1)	Represents an allowance for certain travel expenses.

Option Grants in Fiscal 2002

The following table presents the grants of stock options under our 1999 Equity Incentive Plan during the fiscal year ended September 30, 2002 to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002.

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2002	Exercise Price Per Share	Expiration Date
					5%	10%
Umang Gupta	1,300,000	28.9%	$7.52	11-11-11	$6,148,074	$15,580,426

John Flavio	30,000 40,000	0.7 0.9	7.52 7.27	11-11-11 06-30-12	141,879 182,883	359,548 463,460

Lloyd Taylor	60,000	1.3	7.27	06-30-12	274,324	695,190

Donald Aoki	50,000	1.1	7.27	06-30-12	228,603	579,325

Richard Rudolph	150,000	3.3	8.65	12-16-11	815,991	2,067,881

All options granted under our 1999 Equity Incentive Plan are either incentive stock options or nonstatutory stock options. Options granted under our 1999 Equity Incentive Plan generally vest and become exercisable over a four-year period as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month. Options expire 10 years from the date of grant. Options were granted at an exercise price equal to the fair market value of our common stock. In the year ending September 30, 2002, we granted to our employees options to purchase a total of 4,498,853 shares of our common stock.

Potential realizable values are computed by:

•	multiplying the number of shares of common stock subject to a given option by the market price per share of our common stock on the date of grant;

•	assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire 10 year term of the option; and

•	subtracting from that result the aggregate option exercise price.

The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices. The closing price per share of our common stock as reported on the NASDAQ National Market on September 30, 2002, was $6.57.

Aggregated Option Exercises in Fiscal 2002 and Option Values at September 30, 2002

The following table presents the number of shares of common stock subject to vested and unvested stock options held as of September 30, 2002 by our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2002. None of these individuals exercised stock options during the fiscal year ended September 30, 2002 or held in-the-money options as of September 30, 2002, based on $6.57, the closing price per share of our common stock on September 30, 2002, as reported on the NASDAQ National Market.

	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at September 30, 2002		Value of Unexercised In-the-Money Options at September 30, 2002
Name			Vested	Unvested	Vested	Unvested
Umang Gupta	—	$—	487,500	1,112,500	$—	$—

John Flavio	—	—	125,831	191,669	—	—

Lloyd Taylor	—	—	47,353	147,815	—	—

Donald Aoki	—	—	71,249	172,501	—	—

Richard Rudolph	—	—	—	150,000	—	—

Each of the options granted to the optionees listed in the table above generally vests and becomes exercisable over a four-year period as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month. In the case of options as to which we have a right to repurchase any unvested shares, this right generally lapses over a four-year period as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month. As of September 30, 2002, Mr. Taylor held 12,500 shares subject to our right of repurchase.

Employment Agreement with Chief Executive Officer

We entered into an employment agreement with Umang Gupta, our Chief Executive Officer, in December 1997 and amended this agreement in November 2001. This agreement, as amended, establishes Mr. Gupta’s annual base salary and eligibility for benefits and bonuses. This agreement continues until it is terminated upon written notice by Mr. Gupta or us. We must pay Mr. Gupta his salary and other benefits through the date of any termination of his employment. If his employment is terminated by us without cause or through his constructive termination due to a material reduction in his salary or benefits, a material change in his responsibilities or a sale of us if he is not the Chief Executive Officer of the resulting combined company, we must also pay his salary for six additional months after that date.

In connection with the November 2001 amendment of this agreement, Mr. Gupta was granted an option to purchase 1,300,000 shares of common stock at an exercise price of $7.52 per share. This option is immediately exercisable, subject to our right to repurchase the shares of common stock upon termination of his employment. This option vested as to 20,833 shares on January 7, 2002, vests as to 33,333 shares each month thereafter for 24 months and then vests as to 20,833 shares each month thereafter.

Under the agreement, as amended, all shares subject to Mr. Gupta’s options will vest in full 90 days following a sale of us if Mr. Gupta is not the Chief Executive Officer of the resulting combined company. If his employment is terminated by us without cause or through his voluntary termination, and if he assists in the transition to a successor Chief Executive Officer, vesting of the shares subject to his options will continue for an additional 12 months. If his employment is terminated by us without cause or due to his death or through his constructive termination due to a material reduction in his salary or benefits or a material change in his responsibilities, the shares subject to his options will vest in an amount equal to the number that would vest during the six months following this termination. If his employment is terminated by us for cause or due to his disability or through his voluntarily termination, the vesting of any shares subject to his options will cease on the date of termination.

Other Change-of-Control Arrangements

The options that we grant to our executive officers, other than our Chief Executive Officer, as described above, under our 1999 Equity Incentive Plan generally provide for acceleration of the vesting of such options upon the occurrence of specified events. If the executive officer is terminated without cause following a sale of our company that occurs 12 or more months after the date of grant of the option, that option vests immediately with respect to all of the shares subject to that option. For the purposes of this provision, a sale of our company includes any sale of all or substantially all of our assets, or any merger or consolidation of us with or into any other corporation, corporations, or other entity in which more than 50% of our voting power is transferred. For purposes of this provision, cause means (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to us; (ii) willful and continued failure to substantially perform the executive officer’s duties (other than incapacity due to physical or mental illness), provided that this failure continues after our Board of Directors has provided the executive officer with a written demand for substantial performance, setting forth in detail the specific respects in which it believes the executive officer has willfully and not substantially performed his or her duties and a reasonable opportunity (to be not less than 30 days) to cure the failure. A termination without cause includes a termination of employment by an executive officer within 30 days following any one of the following events: (x) a 10% or more reduction in the executive officer’s salary that is not part of a general salary reduction plan applicable to all officers of the successor company; (y) a change in the executive officer’s position or status to a position that is not at the level of Vice President or above with the successor; or (z) relocating the executive officer’s principal place of business, in excess of fifty (50) miles from the current location of such principal place of business.

The options that we grant to our non-employee directors under the automatic option grant provision of our 1999 Equity Incentive Plan provide that any unvested shares subject to these options will become immediately exercisable upon a transaction that results in a change of control.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the board of directors administers Keynote’s executive compensation program. The current members of the compensation committee are Mr. Cowan and Dr. Rieman. Each is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Neither of Mr. Cowan nor Dr. Rieman has any interlocking relationships as defined by the Securities and Exchange Commission.

General Compensation Philosophy

The role of the compensation committee is to set the salaries and other compensation of Keynote’s executive officers and other key employees, and to make grants of stock options and to administer the stock option and other employee equity and bonus plans. Keynote’s compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Keynote to attract, motivate, reward and retain key executive officers and employees. Accordingly, each executive officer’s compensation package may, in one or more years, be comprised of the following three elements:

•	base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the San Francisco Bay Area that are of comparable size to Keynote and with which Keynote competes for executive personnel;

•	annual variable performance awards, such as bonuses, payable in cash and/or stock-based incentive awards, tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

•	long-term stock-based incentive awards which strengthen the mutuality of interests between Keynote’s executive officers and Keynote’s stockholders.

In preparing the Stock Price Performance Graph for this proxy statement, Keynote used The Street.com Internet Sector Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by Keynote when the compensation committee reviewed the compensation information described above because such companies were determined not to be competitive with Keynote for executive talent.

Executive Compensation

Base Salary.    Salaries for executive officers for the fiscal year ended September 30, 2002 were generally determined on an individual basis by evaluating each executive officer’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

Annual Incentive Awards.    In the past, Keynote has included performance-based bonuses, payable in cash and/or stock-based incentive awards, as part of each executive officer’s annual compensation plan. Annual performance-based bonuses are based on mutually agreed upon goals and objectives. This practice is expected to continue and each executive officer’s annual performance will be measured by the achievement of established goals and objectives.

Long-Term Incentive Awards.    The compensation committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of Keynote’s stockholders and encourages executive officers to remain employed with Keynote. Stock options generally have value for executive officers only if the price of our stock increases above the fair market value on the grant date and the officer remains employed with Keynote for the period required for the shares to vest.

Keynote grants stock options in accordance with its 1999 Equity Incentive Plan. In the fiscal year ended September 30, 2002, stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of Keynote’s stockholders. Stock options typically have been granted to executive officers when the executive officer first joins us. The compensation committee may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact Keynote’s results, past performance or consistency within the officer’s peer group and the number of unvested options. In the fiscal year ended September 30, 2002, the compensation committee considered these factors. At the discretion of the compensation committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with Keynote and to strive to increase the value of Keynote’s common stock. The stock options generally vest and become exercisable over a four-year period and are granted at a price that is equal to the fair market value of Keynote’s common stock on the date of grant.

Chief Executive Officer Compensation

Mr. Gupta’s base salary, target bonus, bonus paid and long-term incentive awards for the fiscal year ended September 30, 2002 were determined by the compensation committee in a manner consistent with the factors described above for all executive officers. In November 2001, in connection with the amendment of Mr. Gupta’s employment agreement, which establishes his annual base salary, the compensation committee increased his base salary from $200,000, which was established in December 1997 in connection with his original employment agreement, to $250,000. In addition, at that time, the compensation committee granted him an option to purchase 1,300,000 shares, based on its evaluation of his expected future contributions to Keynote. For the fiscal year ended September 30, 2002, Mr. Gupta was eligible to receive a bonus of up to $150,000, and in February 2003, the compensation committee awarded him a bonus of $100,000.

Internal Revenue Code Section 162(m) Limitation

Section 162(m) of the Internal Revenue Code limits our tax deduction in any taxable year to $1.0 million for compensation paid to our Chief Executive Officer and each of our four other most highly compensated executive officers. Having considered the requirements of Section 162(m), the compensation committee believes that prior grants made pursuant to Keynote’s 1999 Equity Incentive Plan meet the requirements that such grants be “performance based” and are, therefore, exempt from the limitations on deductibility. However, if Proposal No. 2 is not approved by Keynote’s stockholders, future stock option grants to our Chief Executive Officer and each of our four other most highly compensated executive officers pursuant to Keynote’s 1999 Equity Incentive Plan will no longer be exempt from the limitations on deductibility. The compensation committee’s present intention is to comply with Section 162(m) unless the compensation committee believes that these requirements are not be in the best interest of Keynote or its stockholders.

Compensation Committee

David Cowan

Deborah Rieman

STOCK PRICE PERFORMANCE GRAPH

The following graph and table compare the cumulative total stockholder return on our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index. The graph and table assume that $100 was invested in our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index on September 24, 1999, the date of our initial public offering, and calculate the annual return through September 30, 2002. The stock price performance on the following graph and table is not necessarily indicative of future stock price performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the arrangements described above in “Executive Compensation” and “Director Compensation” and the transaction described below, since October 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $60,000; and

•	in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Customer Relationship with AT&T Wireless

Since the quarter ended September 30, 2000, we have been providing our web performance benchmarking services and consulting services to AT&T Wireless. Through December 31, 2002, we had received approximately $466,000 from AT&T Wireless for these services. We are providing these services on standard terms that are substantially similar to the terms on which we provide our services to unaffiliated third parties. Mohan Gyani, one of our directors, has served in various positions with AT&T Wireless Mobility Services, a division of AT&T Wireless. We do not believe that the services we provide to AT&T Wireless are on terms any more or less favorable to us than those with other third parties.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders intended to be presented at our 2004 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received by us at our principal executive offices no later than 120 calendar days before the one year anniversary of the date of this proxy statement, or October 30, 2003. In accordance with our bylaws, written notice of any proposals of stockholders intended to be presented at the meeting but not included in our proxy materials must be received by us at our principal executive offices not less than 60 days nor more than 90 days before the one year anniversary of the date of the annual meeting to which this proxy statement relates. For the 2004 Annual Meeting, such notice must been received between December 26, 2003 and January 25, 2004. Such notice must include information on the nominees for election and the business to be brought before the meeting. Such notice must also contain information concerning the stockholder submitting the proposal, including its name and address, the number and class of shares of our capital stock beneficially owned by such stockholder and any material interest that such stockholder has in the business proposed to be brought before the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASDAQ National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements for the year ended September 30, 2002 were met, except that a Form 3 was not timely filed by our Vice President of Finance upon his appointment as our principal accounting officer.

OTHER BUSINESS

The board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

KEYNOTE SYSTEMS, INC.

1999 EQUITY INCENTIVE PLAN

As Adopted June 28, 1999 and

Amended on September 22, 1999

1.    PURPOSE.    The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2.    SHARES SUBJECT TO THE PLAN.

2.1    Number of Shares Available.    Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Keynote Systems, Inc. 1996 Stock Option Plan and the 1999 Stock Option Plan (the “Prior Plans”) on the Effective Date (as defined below) and any shares issued under the Prior Plans that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. In addition, on January 1, 2000 and each anniversary thereafter, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company as of the immediately preceding December 31*, provided that no more than 20,000,000 shares shall qualify as ISOs (as defined in Section 5 below). At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.2    Adjustment of Shares.    In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.    ELIGIBILITY.    ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 4,000,000** Shares in any calendar year under this Plan

*	An amendment to eliminate this provision is being submitted for stockholder approval at the 2003 Annual Meeting to be held on March 25, 2003.
**	An amendment to decrease this number to 1,000,000 is being submitted for stockholder approval at the 2003 Annual Meeting to be held on March 25, 2003 pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 4,500,000*** Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

4.    ADMINISTRATION.

4.1    Committee Authority.    This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

4.2    Committee Discretion.    Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

5.    OPTIONS.    The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options

***	An amendment to decrease this number to 2,000,000 is being submitted for stockholder approval at the 2003 Annual Meeting to be held on March 25, 2003.

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(“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1    Form of Option Grant.    Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock OptionAgreement”), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2    Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3    Exercise Period.    Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“TenPercentStockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4    Exercise Price.    The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5    Method of Exercise.    Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “ExerciseAgreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6    Termination.    Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)	If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)

If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the

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Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c)	Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

5.7    Limitations on Exercise.    The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8    Limitations on ISO.    The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be autoatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9    Modification, Extension or Renewal.    The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10    No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.    RESTRICTED STOCK.    A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “PurchasePrice”), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

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6.1    Form of Restricted Stock Award.    All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted StockPurchaseAgreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2    Purchase Price.    The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

6.3    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4    Termination During Performance Period.    If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7.    STOCK BONUSES.

7.1    Awards of Stock Bonuses.    A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2    Terms of Stock Bonuses.    The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses

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have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3    Form of Payment.    The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8.     PAYMENT FOR SHARE PURCHASES.

8.1    Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c)	by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d)	by waiver of compensation due or accrued to the Participant for services rendered;

(e)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)	through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)	through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

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8.2    Loan Guarantees.    The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9.     AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

9.1    Types of Options and Shares.    Options granted under this Plan and subject to this Section 9 shall be NQSOs.

9.2    Eligibility.    Options subject to this Section 9 shall be granted only to Outside Directors.

9.3    Initial Grants.    Each Outside Director who was a member of the Board before the Effective Date will automatically be granted an Option for 50,000 Shares on the Effective Date, unless such Outside Director received a grant of Options before the Effective Date. Each Outside Director who first becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 50,000 Shares on the date such Outside Director first becomes a member of the Board (in either case an “Initial Grant”).

9.4    Vesting.    The date an Outside Director receives an Initial Grant is referred to in this Plan as the “Start Date” for such Option. Each Initial Grant will vest as to 33.3% of the Shares on the earlier of the first anniversary of the Start Date for such Initial Grant or the first Annual Meeting of shareholders of the Company following such Initial Grant, and as to 2.82% of the Shares monthly thereafter until all of the Shares are fully vested, so long as the Outside Director continuously remains a director of the Company; provided, however that in the event of a corporate transaction described in Section 18.1, the vesting of all options granted to Outside Directors pursuant to this Section 9 will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three months of the consummation of said event. Any options not exercised within such three-month period shall expire.

9.5    Exercise Price.    The exercise price of an Option pursuant to an Initial Grant shall be the Fair Market Value of the Shares, at the time that the Option is granted.

10.    WITHHOLDING TAXES.

10.1    Withholding Generally.    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2    Stock Withholding.    When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

11.    TRANSFERABILITY.

11.1    Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

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11.2    All Awards other than NQSO’s.    All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

11.3    NQSOs.    Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

12.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

12.1    Voting and Dividends.    No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

12.2    Financial Statements.    The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.3    Restrictions on Shares.    At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13.    CERTIFICATES.    All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.    ESCROW; PLEDGE OF SHARES.    To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided,

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however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.    EXCHANGE AND BUYOUT OF AWARDS.    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.    An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.    NO OBLIGATION TO EMPLOY.    Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.    CORPORATE TRANSACTIONS.

18.1    Assumption or Replacement of Awards by Successor.    Except for automatic grants to Outside Directors pursuant to Section 9 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee

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may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2    Other Treatment of Awards.    Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3    Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company’s Common Stock is declared effective by the SEC (the “EffectiveDate”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

20.    TERM OF PLAN/GOVERNING LAW.     Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21.    AMENDMENT OR TERMINATION OF PLAN.    The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22.    NONEXCLUSIVITY OF THE PLAN.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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23.    DEFINITIONS.    As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“AwardAgreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means Keynote Systems, Inc. or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“ExchangeAct” means the Securities Exchange Act of 1934, as amended.

“ExercisePrice” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“FairMarketValue” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d)	in the case of an Award made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e)	if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a)	child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

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(b)	any person (other than a tenant or employee) sharing the Participant’s household;

(c)	a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d)	a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)	any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Earnings per share and/or earnings per share growth;

(f)	Total stockholder return and/or total stockholder return growth;

(g)	Return on equity;

(h)	Operating cash flow return on income;

(i)	Adjusted operating cash flow return on income;

(j)	Economic value added; and

(k)	Individual confidential business objectives.

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“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

“Plan” means this Keynote Systems, Inc. 1999 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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KEYNOTE SYSTEMS, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

As Adopted June 28, 1999 and

Amended September 22, 1999

1.    Establishment of Plan.    Keynote Systems, Inc. (the “Company”) proposes to grant options for purchase of the Company’s Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this “Plan”). For purposes of this Plan, “Parent Corporation” and “Subsidiary” shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”). “Participating Subsidiaries” are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 400,000 shares of the Company’s Common Stock is reserved for issuance under this Plan. In addition, on each January 1, the aggregate number of shares of the Company’s Common Stock reserved for issuance under the Plan shall be increased automatically by a number of shares equal to 1% of the total number of outstanding shares of the Company Common Stock on the immediately preceding December 31*; provided that the aggregate number of shares issued over the term of this Plan shall not exceed 4,000,000 shares. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

2.    Purpose.    The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

3.    Administration.    This Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

4.    Eligibility.    Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

(a)    employees who are not employed by the Company or a Participating Subsidiary (10) days before the beginning of such Offering Period, except that employees who are employed on the Effective Date of the Registration Statement filed by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the initial public offering of the Company’s Common Stock shall be eligible to participate in the first Offering Period under the Plan;

(b)    employees who are customarily employed for twenty (20) hours or less per week;

(c)    employees who are customarily employed for five (5) months or less in a calendar year;

*	An amendment to eliminate this provision is being submitted for stockholder approval at the 2003 Annual Meeting to be held on March 25, 2003.

(d)    employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries; and

(e)    individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

5.    Offering Dates.    The offering periods of this Plan (each, an “Offering Period”) shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on January 31 and July 31 of each year; provided, however, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day on which price quotations for the Company’s Common Stock are available on the Nasdaq National Market (the “First Offering Date”) and shall end on July 31, 2001. Except for the first Offering Period, each Offering Period shall consist of four (4) six month purchase periods (individually, a “Purchase Period”) during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall consist of no more than five and no fewer than three Purchase Periods, any of which may be greater or less than six months as determined by the Committee. The first business day of each Offering Period is referred to as the “Offering Date”. The last business day of each Purchase Period is referred to as the “Purchase Date”. The Committee shall have the power to change the duration of Offering Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

6.    Participation in this Plan.    Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company’s treasury department (the “Treasury Department”) not later than five (5) days before such Offering Date. Notwithstanding the foregoing, the Committee may set a later time for filing the subscription agreement authorizing payroll deductions for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than five (5) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

7.    Grant of Option on Enrollment.    Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee’s payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date (but in no event less than the par value of a share of the Company’s Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company’s Common Stock), provided, however, that the number of shares of the Company’s Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 8 below.

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8.    Purchase Price.    The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a)    The fair market value on the Offering Date; or

(b)    The fair market value on the Purchase Date.

For purposes of this Plan, the term “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)    if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)    if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

(d)    if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Date will be the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

9.    Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

(a)    The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant’s compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 cash compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions, provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

(b)    A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department’s receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

(c)    A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Treasury Department a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period commencing more than fifteen (15) days after the Treasury Department’s receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may

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not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

(d)    All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(e)    On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant’s account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

(f)    As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant’s benefit representing the shares purchased upon exercise of his or her option.

(g)    During a participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

10.    Limitations on Shares to be Purchased.

(a)    No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b)    No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than ten (10) days prior to the commencement of any Purchase Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the “Maximum Share Amount”). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Purchase Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

(c)    If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected.

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(d)    Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

11.    Withdrawal.

(a)    Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

(b)    Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c)    If the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

12.    Termination of Employment.    Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.    Return of Payroll Deductions.    In the event a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant’s account. No interest shall accrue on the payroll deductions of a participant in this Plan.

14.    Capital Changes.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The

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Committee may, in the exercise of its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the Plan will continue with regard to Offering Periods that commenced prior to the closing of the proposed transaction and shares will be purchased based on the Fair Market Value of the surviving corporation’s stock on each Purchase Date, unless otherwise provided by the Committee consistent with pooling of interests accounting treatment.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

15.    Nonassignability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

16.    Reports.    Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17.    Notice of Disposition.    Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “NoticePeriod”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.    No Rights to Continued Employment.    Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.

19.    Equal Rights And Privileges.    All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

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20.    Notices.    All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.    Term; Stockholder Approval.    After this Plan is adopted by the Board, this Plan will become effective on the First Offering Date (as defined above). This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

22.    Designation of Beneficiary.

(a)    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

(b)    Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.    Conditions Upon Issuance of Shares; Limitation on Sale of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24.    Applicable Law.    The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

25.    Amendment or Termination of this Plan.    The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

(a)    increase the number of shares that may be issued under this Plan; or

(b)    change the designation of the employees (or class of employees) eligible for participation in this Plan.

Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

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KEYNOTE SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the board of directors of Keynote Systems, Inc.

The undersigned hereby appoints Umang Gupta and John Flavio, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Keynote Systems, Inc. held of record by the undersigned on February 27, 2003, at the Annual Meeting of Stockholders to be held at the executive offices of Keynote Systems, Inc. in San Mateo, California, on Tuesday, March 25, 2003, at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SIX NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NO. 2, NO. 3 AND NO. 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.	ELECTION OF DIRECTORS.

☐	FOR ALL NOMINEES	Nominees:	m Umang Gupta m David Cowan m Stratton Sclavos m Deborah Rieman m Mohan Gyani m Geoffrey Penney

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (SEE INSTRUCTION BELOW)

Instruction:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority to vote, as shown here: ●

2.	APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN TO ELIMINATE THE AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE PLAN AND TO REDUCE THE PER EMPLOYEE SHARE GRANT LIMITATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF AN AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN TO ELIMINATE THE AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	RATIFICATION OF THE SELECTION OF KPMG LLP AS KEYNOTE SYSTEMS, INC.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NO. 2, NO. 3 AND NO. 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder:                       Date:               Signature of Stockholder:                       Date:

Note: This proxy must be signed exactly as the name appears hereon. If shares are held jointly, each holder should sign. If signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign full partnership name by authorized person, giving full title as such.